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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 21, 2001

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                              TRICORD SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-21366                    41-1590621
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     (State of or other            (Commission               (I.R.S. Employer
jurisdiction of incorporation)     File Number)             Identification No.)


    2905 Northwest Boulevard, Suite 20,
           Plymouth, Minnesota                                      55441
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  (Address of principal executive offices)                        (zip code)


        Registrant's telephone number, including area code: 763-557-9005


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ITEM 5.  OTHER

On June 21, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing revenue update for the second quarter ending June 30, 2001 and for the full year 2001. A copy of the press release is attached hereto as Exhibit
99.1, the text of which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRICORD SYSTEMS, INC.


Dated:   June 21, 2001                 By /s/ Steven E. Opdahl
                                         ---------------------------------------
                                          Steven E. Opdahl
                                          Chief Financial Officer



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                                INDEX TO EXHIBITS


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
Exhibit              Item                                                          Method of Filing
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

99.1                 Press Release dated June 21, 2001, announcing revenue         Filed herewith electronically
                     update for the second quarter ending June 30, 2001 and
                     for the full year 2001